                           STI CLASSIC VARIABLE TRUST

                               MID-CAP EQUITY FUND

                         SUPPLEMENT DATED MARCH 6, 2006
                       TO THE PROSPECTUS DATED MAY 1, 2005

                THIS SUPPLEMENT SUPERCEDES ALL PRIOR SUPPLEMENTS

1. Effective February 17, 2006, Mr. Scott Yuschak, CFA, co-manages the STI CLASSIC VARIABLE MID-CAP EQUITY FUND with Mr. Chad Deakins, CFA. Mr. Yuschak has served as Vice President and Research Analyst at Trusco since February 2005. Prior to joining Trusco, Mr. Yuschak served as a Sector Manager and Equity Analyst at Banc One from July 2000 to February 2005. He has more than 9 years of investment experience.

2. Effective August 1, 2005, the advisory fee payable by the STI CLASSIC VARIABLE MID-CAP EQUITY FUND has been reduced to the amount shown in the table below. In addition, the Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2006 in order to keep total operating expenses from exceeding the expense cap. Therefore, the "Annual Fund Operating Expenses" table is are replaced with the following:

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------
Investment Advisory Fees*                                                        1.00%
Other Expenses                                                                   0.50%
                                                                                -----
Total Annual Operating Expenses                                                  1.50%
Fee Waivers and Expense Reimbursements**                                        (0.35)%
                                                                                -----
Net Expenses                                                                     1.15%

* Adjusted to reflect a reduction in the contractual advisory fee effective August 1, 2005.

** The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2006 in order to keep total operating expenses from exceeding 1.15%. If at any point before August 1, 2008, total annual operating expenses are less than the expense cap, the Adviser may retain the difference to recapture any of the prior waivers or reimbursements.

The second paragraph of the expense Example is replaced with the following:

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same (except that the effect of the operating expense limit between the Adviser and the Fund is only taken into account for the 1 year period and the first year of the 3-year, 5-year and 10-year periods, as it will expire on August 1, 2006 unless renewed) and you reinvest all dividends and distributions. The Example does not include any separate account or Contract expenses, fees or charges. If these amounts were included, the expenses shown below would be higher. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year            3 Years          5 Years           10 Years
$117              $440             $785              $1,761

3. Beginning August 1, 2005, breakpoints will be used in computing the advisory fee as follows:

Average Daily Net Assets                Discount From Full Fee
------------------------                ----------------------
First $500 million                      None - Full Fee
Next $500 million                       5%
Over $1 billion                         10%

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                           STI CLASSIC VARIABLE TRUST

                         SUPPLEMENT DATED MARCH 6, 2006
                TO THE STATEMENT OF ADDITIONAL INFORMATION DATED
              MAY 1, 2005, AS AMENDED AND RESTATED NOVEMBER 3, 2005


1. Effective February 17, 2006, Mr. Scott Yuschak, CFA, co-manages the STI CLASSIC VARIABLE TRUST MID-CAP EQUITY FUND with Mr. Chad Deakins, CFA. The Statement of Additional Information is revised to add information about Mr.Yuschak as indicated below.

The following is added under Management of Other Accounts on page 24:


-----------------------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER/                 NUMBER OF OTHER ACCOUNTS MANAGED/                    OTHER ACCOUNTS WITH
NAME OF FUND(S)                               TOTAL ASSETS IN ACCOUNTS ($)                    PERFORMANCE-BASED FEES
-----------------------------------------------------------------------------------------------------------------------------
                                     REGISTERED       OTHER POOLED    OTHER ACCOUNTS         NUMBER        TOTAL ASSETS ($)
                                     INVESTMENT        INVESTMENT
                                      COMPANIES         VEHICLES                           & CATEGORY
-----------------------------------------------------------------------------------------------------------------------------
Scott Yuschak / Mid-Cap Equity           1/         1/ 36.4 million         5/                None               None
Fund*                               411.8 million                      95.2 million
-----------------------------------------------------------------------------------------------------------------------------

*        Information as of February 27, 2006

The following is added under Securities Ownership of Portfolio Managers on page 25:

-------------------------------------------------------------------------------------------------------------
                                                                                           RANGE OF
     NAME OF PORTFOLIO MANAGER                  NAME OF FUND(S) MANAGED                SECURITIES OWNED
-------------------------------------------------------------------------------------------------------------
Scott Yuschak                         Mid-Cap Equity Fund                                    None
-------------------------------------------------------------------------------------------------------------


2. Effective December 1, 2005, Ms. Elizabeth G. Pola co-manages the STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION FUND with Mr. Robert J. Rhodes. The Statement of Additional Information is revised to add information about Ms. Pola and to revise information about Mr. Rhodes as indicated below.

The following is added under Management of Other Accounts on Page 24:


-----------------------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER/                 NUMBER OF OTHER ACCOUNTS MANAGED/                    OTHER ACCOUNTS WITH
NAME OF FUND(S)                               TOTAL ASSETS IN ACCOUNTS ($)                    PERFORMANCE-BASED FEES
-----------------------------------------------------------------------------------------------------------------------------
                                     REGISTERED       OTHER POOLED
                                     INVESTMENT        INVESTMENT        OTHER             NUMBER             TOTAL
                                      COMPANIES         VEHICLES        ACCOUNTS         & CATEGORY          ASSETS ($)
-----------------------------------------------------------------------------------------------------------------------------
Elizabeth G. Pola/ Capital               2/                3/               25/               None               None
Appreciation Fund*                  1.79 billion     288.1 million      882 million
-----------------------------------------------------------------------------------------------------------------------------
Robert Rhodes/ Capital                   2/                3/               6/                 1/            45.35 million
Appreciation Fund*                  1.79 billion     288.1 million     854.3 million     Other Account
-----------------------------------------------------------------------------------------------------------------------------

* Information as of November 21, 2005

The following is added under Securities Ownership of Portfolio Managers on page 25:

-------------------------------------------------------------------------------------------------------------
                                                                                           RANGE OF
     NAME OF PORTFOLIO MANAGER                  NAME OF FUND(S) MANAGED                SECURITIES OWNED
-------------------------------------------------------------------------------------------------------------
Elizabeth G. Pola                     Capital Appreciation Fund                              None
-------------------------------------------------------------------------------------------------------------
Robert J. Rhodes                      Capital Appreciation Fund                              None
-------------------------------------------------------------------------------------------------------------


3. APPENDIX B is replaced with the following:

        TRUSCO
 logo   CAPITAL
        MANAGEMENT



TRUSCO CAPITAL MANAGEMENT PROXY DISCLOSURE TO THE STI CLASSIC FUNDS SHAREHOLDERS


Dear Shareholders:


Securities and Exchange Commission rules under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under our current contractual agreement, Trusco Capital Management, Inc. ("Trusco"), is authorized to vote proxies on behalf of the STI Classic Funds.

The rules require an investment company to adopt policies and procedures reasonably designed to ensure that the fund: 1) votes proxies in the best interests of clients; 2) discloses information about those policies and procedures and how to obtain copies; 3) discloses how clients may obtain information about proxy votes cast; and 4) maintains appropriate records relating to actual proxy voting.

The STI Classic Funds' board has delegated voting authority to Trusco and accordingly has adopted Trusco's proxy voting policies.

Trusco's existing Proxy Voting Committee ("Committee") is structured to seek to ensure compliance with all of the requirements. After an extensive review, the Committee determined that the use of a professional proxy voting agency would be the most efficient and effective course of action to accommodate certain portions of the regulations. The Committee conducted comprehensive due diligence of the most established proxy voting agencies in the industry and chose to hire Institutional Shareholder Services ("ISS") as Trusco's agent to assist us with meeting the administrative, clerical and recordkeeping aspects of our fiduciary obligations.

Several of the determining factors in choosing ISS as an agent to provide such services included its comprehensive research tools and advanced, state of the art technical and system support.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company's organizational structure, executive and operational management, structure of the board of directors, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions.

To address material conflicts of interest, as defined by SEC regulations, involving Trusco relationships, the Committee will engage the services of an independent fiduciary voting service to vote on any proxies for securities for which the Committee determines a material conflict of interest exists so as to provide shareholders with the most beneficial and objective proxy voting possible.

Material conflicts might occur, for example, (1) in the case of securities of a company where a director or officer may serve as an independent director on Trusco's, SunTrust Banks, Inc. ("SunTrust") or a related SunTrust affiliate's board of directors or (2) where an issuer has substantial banking or other financial relationships with Trusco and/or SunTrust, or a SunTrust affiliate.

If the Committee engages an independent fiduciary voting service to perform the voting analysis, ISS, as our agent for administrative, clerical and recordkeeping proxy services, will then vote the shares according to the directions of the independent fiduciary. Trusco will have no power to participate in, alter or change the decision or final vote for any proxy matters entrusted to the properly appointed independent fiduciary.

Please be assured that although Trusco has engaged ISS to assist with physical proxy voting matters, we retain the primary obligation of proxy voting and will review all issues and actively monitor all information prior to determining each vote placed on behalf of shareholders. Trusco will continue to utilize available resources in order to make well-informed, qualified proxy vote decisions.


Further information, such as copies of Trusco's Proxy Policies and Procedures and voting records of the STI Classic Funds, may be obtained without charge by contacting the STI Classic Funds by telephone at 1-888-STI-FUND (784-3863) or by visiting www.sticlassicfunds.com. The policies and procedures are also available in the STI Classic Funds' Statement of Additional Information. Actual voting records will also be filed and available on the SEC's website.

Again, please know that, as with all matters relating to the STI Classic Funds, we at Trusco take our fiduciary proxy voting obligations very seriously, and will continue to do our utmost to protect the interests of each and every shareholder.

Regards,

Trusco Capital Management, Inc.

                  TRUSCO CAPITAL MANAGEMENT, INC. PROXY POLICY


Trusco Capital Management, Inc. ("Trusco") has a Proxy Committee ("Committee") that is responsible for establishing policies and procedures designed to ensure the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all domestic and international client accounts, funds and product lines.

After an extensive review of established service providers including size, experience and technical capabilities, Trusco contracted with Institutional Shareholder Services ("ISS") as its agent to provide certain administrative, clerical, functional recordkeeping and support services related to the firm's proxy voting processes/procedures, which include, but are not limited to:

     1. The collection and coordination of proxy material from each custodian for each Trusco client's account, including Trusco's managed fund clients.

     2. The facilitation of the mechanical act of proxy voting, reconciliation, and disclosure for each Trusco client's accounts, including Trusco's fund clients, in accordance with Trusco's proxy policies and the Committee's direction.

     3. Required record keeping and voting record retention of all Trusco proxy voting on behalf Trusco's clients, including Trusco's fund clients.

As reflected in Trusco's proxy policies, the Committee will affirmatively vote proxies for proposals that it interprets are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions.

The Committee will retain the ability to consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. As needed, this information will be communicated to ISS as Trusco's agent to ensure that the relative shares proxies will be voted accordingly. The Committee has reviewed ISS' capabilities as agent for the administerial services above and is confident in its abilities to effectively provide these services. The Committee will monitor such capability on an ongoing basis.


               AN INDEPENDENT, OBJECTIVE APPROACH TO PROXY ISSUES

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Trusco discretionary investment management clients and Trusco managed funds, such as the STI Classic Funds.

As indicated above, the Committee utilizes the services of ISS, an independent third party agent, to assist with facilitating the administrative, clerical, functional and recordkeeping proxy duties and to assist in managing certain aspects of our proxy obligations. Accordingly, Trusco maintains its own proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to "Taft Hartley" plans and relationships. ERISA accounts will be voted in accordance with the U.S. domestic proxy policy as ERISA specific guidelines and requirements are incorporated into this policy.

Trusco provides and maintains the following standard proxy voting policies:

     o Trusco U.S. Domestic Proxy Policy (applied to both ERISA and Non-ERISA related accounts)

     o    Trusco Taft Hartley Proxy Policy

     o    Trusco Global/International Proxy Policy

These policies are available as described below. Both brief and extended summaries are available for the Trusco Taft Hartley Proxy Policy and the Trusco Global/International Proxy Policy.

The Committee's process includes a review and evaluation of relevant, information related to the issuer's proxy, applying the firm's proxy voting policy in a prudent and appropriate manner ensuring votes are cast in the best interest of our clients.


                              Exceptions to Policy

The Trusco Proxy Policies and guidelines as outlined herein generally will not be applied where Trusco has further delegated discretionary investment management and the authority to vote shares to a properly appointed subadvisor, such as may be the case in some managed separate accounts, wrap programs, and funds.

In those situations proxy votes cast by the subadvisor will be governed by the subadvisor's proxy voting policies and procedures.



                              Conflicts of Interest

Due to its diversified client base, numerous product lines, independent board of directors, and affiliation with SunTrust Banks, Inc., and its subsidiaries, the Committee may determine a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.

Examples of material conflicts of interest which may arise could include those where the shares to be voted involve:

     1. Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., and/or other public corporate issuers with which either Trusco or SunTrust Banks, Inc. or its affiliates, may have a similar on-going non-investment management associated relationship.

     2. An issuer with a director, officer or employee who presently serves as an independent director on the board of Trusco or SunTrust Banks, Inc. or any of its affiliates.

     3. An issuer having substantial and numerous banking, investment or other financial relationships with Trusco, SunTrust Banks, Inc. or its affiliates.

     4. A director or senior officer of Trusco or SunTrust Banks, Inc. serving on the board of a publicly held company.

     5. A direct common stock ownership position of five percent (5%) or greater held individually by Trusco or in conjunction with SunTrust Banks, Inc. and/or its affiliates

Although Trusco utilizes a pre-determined proxy voting policy, occasions may arise in which a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:

     1.   Retain an independent fiduciary to vote the shares.

     2. Send the proxy material to the client (in the case of mutual funds, the funds' shareholders) so he or she may vote the proxies.

Although Trusco does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.


                           SECURITIES LENDING PROGRAM

Trusco also manages assets for several clients (including mutual funds, such as the STI Classic Funds) who engage in "security lending" programs. A typical security lending program such as the "STI Classic Securities Lending Program" is where the clients or funds lend equities and/or fixed-income assets from their accounts or portfolio to various approved-broker-dealers against cash collateral (102% of loan value) and earn incremental income by: 1.) extracting intrinsic value from each loan; and, 2.) generating investment income through reinvestment activities involving cash collateral. Consistent with SEC guidelines, the Committee will generally refrain from voting securities loaned out under this type of lending arrangement when the costs and lost revenue to the client or fund combined with the administrative effects of recalling the securities outweigh the benefit of voting the proxy. In addition, the Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager's desire to retain the position in the portfolio, and that the entire position of loaned shares' votes would not significantly affect the overall voting outcome. If any factor is determined to be material by the Committee, Trusco will initiate a total recall of the shares on loan to vote accordingly.

Under the current STI Classic Securities Lending Program, Trusco is required to notify the Custodian to recall securities on loan 10 business days prior to the record date if Trusco wishes to vote proxy on the securities so as to ensure that they are in Custodian's possession by the voting deadline.



                             ADDITIONAL INFORMATION

Trusco clients:
--------------
Extended summaries of Trusco Capital Management, Inc.'s U.S. Domestic Proxy Policy (includes ERISA related accounts,) Taft Hartley Proxy Policy, and Global/International Proxy Policy and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please contact Trusco Capital Management, Inc, Attn: Proxy Voting Committee Administrator, 50 Hurt Plaza, 14th Floor, Atlanta, Georgia, 30303, by telephone at 404.827.6177, or via e-mail at: PMP.operations@truscocapital.com.

STI Classic Funds and STI Classic Variable Trust shareholders:
-------------------------------------------------------------
Shareholders of the STI Classic Funds or the STI Classic Variable Trust may access this information by contacting the STI Classic Funds by telephone at 1-888-STI-FUND (784-3863) or by visiting www.sticlassicfunds.com.

         2006 TRUSCO CAPITAL MANAGEMENT GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, Trusco has country- and market-specific policies, which are not captured below.


Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

     o there are concerns about the accounts presented or audit procedures used; or

     o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.


Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     o there are serious concerns about the accounts presented or the audit procedures used;

     o    the auditors are being changed without explanation; or

     o non audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.


Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

     o there are serious concerns about the statutory reports presented or the audit procedures used;

     o questions exist concerning any of the statutory auditors being appointed; or

     o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


Allocation of Income

Vote FOR approval of the allocation of income, unless:

     o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     o    the payout is excessive given the company's financial position.


Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.


Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.


Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.


Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.


Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.


Transact Other Business

Vote AGAINST other business when it appears as a voting item.


Director Elections

Vote FOR management nominees in the election of directors, unless:

     o    Adequate disclosure has not been provided in a timely manner;

     o    There are clear concerns over questionable finances or restatements;

     o    There have been questionable transactions with conflicts of interest;

     o There are any records of abuses against minority shareholder interests; and

     o    The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.


Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

     o there are serious questions about actions of the board or management for the year in question; or

     o    legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.


Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.


Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.


Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.


Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Trusco's guidelines for the purpose being proposed; or

     o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.


Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.


Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.


Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.


Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.


Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.


Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.


Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.


Share Repurchase Plans

Vote FOR share repurchase plans, unless:

     o    clear evidence of past abuse of the authority is available; or

     o    the plan contains no safeguards against selective buybacks.


Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.


Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.


Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.


Mergers and Acquisitions

Vote FOR mergers and acquisitions, unless:

     o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.


Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.


Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.


Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.


Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.


Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.


Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.


Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE